DISTRIBUTION TO SHAREHOLDERS	12 Months Ended
Feb. 28, 2013
DISTRIBUTION TO SHAREHOLDERS
DISTRIBUTION TO SHAREHOLDERS

21.                               DISTRIBUTION TO SHAREHOLDERS

On September 29, 2010, a $30 million cash dividend was declared to the Company’s then existing shareholders and payable upon the completion of the IPO.

On October 19, 2012, the Company declared to pay a cash dividend of US$0.25 per share to the Company’s common shareholders recorded at the close of business on December 7, 2012. $39,030,038 dividend was paid on December 27, 2012 pursuant to the declaration.

Cayman Companies Law permits, subject to a solvency test and the provisions, if any, of the Company’s memorandum and articles of association, the payment of dividends and distributions out of the additional paid-in capital account. The amount was paid in full as a reduction of additional paid-in capital.